Ivy Funds

Supplement dated November 14, 2014 to the

Ivy Funds Statement of Additional Information

dated July 31, 2014

and as supplemented August 22, 2014

The following is inserted as a new paragraph following the last paragraph of the “The Funds, Their Investments, Related Risks and Restrictions — Securities — General” section on page 11:

The Funds, and their service providers, may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting the Funds or their Investment Manager, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Funds. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Funds’ ability to calculate their NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Funds to regulatory fines or financial losses and/or cause reputational damage. The Funds may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issues or securities in which the Funds may invest, which could result in material adverse consequences for such issuers and may cause the Funds’ investment in such companies to lose value.

The following footnote to the table of the “Investment Advisory and Other Services — Compensation to Broker-Dealers and Other Financial Intermediaries — Sales Charges for Class A and Class E Shares — For each Fund except Ivy Limited-Term Bond Fund:” section on page 107 is deleted in its entirety:

*	IFDI will pay Waddell & Reed 0.50% on any level of investments made in Class A and Class E shares with no initial sales charge.

The following footnote to the table of the “Investment Advisory and Other Services — Compensation to Broker-Dealers and Other Financial Intermediaries — Sales Charges for Class A and Class E Shares — Ivy Limited-Term Bond Fund:” section on page 107 is deleted in its entirety:

*	IFDI will pay Waddell & Reed 0.50% on any level of investments made in Class A and Class E shares with no initial sales charge.

All references to “clients of Waddell & Reed or Legend” on pages 130 and 133-137 should read as follows:

…clients of Waddell & Reed, Legend and other non-affiliated third parties that have entered into selling agreements with Waddell & Reed…

Supplement	Statement of Additional Information	1